Exhibit 10.1

AMENDMENT NO. 2
TO
PURCHASE AND LICENSE AGREEMENT
BETWEEN
GRANDE COMMUNICATIONS NETWORKS, INC.
AND
NORTEL NETWORKS INC.

This Amendment No. 2 to the Purchase and License Agreement is made effective as of December 31, 2008 (the “Amendment No. 2 Effective Date”) by and between Nortel Networks Inc. (“Nortel”) and Grande Communications Networks, Inc. (“Customer”).

WHEREAS, Customer and Nortel entered into a Purchase and License Agreement dated January 24, 2005, for the sale, licensing, and purchase of Nortel’s Products and Services (“Agreement”) and amended the Agreement on January 24, 2008; and

WHEREAS, Customer and Nortel now wish to, among other things, amend the Agreement to provide for reinstatement and extension of the Term.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Customer and Nortel hereby agree to amend the Agreement as follows:

1.  The capitalized terms in this Amendment shall have the same meaning as the defined terms in the Agreement.

2.  The parties hereby agree and acknowledge that the Agreement is reinstated as of the
Amendment No. 2 Effective Date. The parties further agree that all purchases made between December 31, 2008 and the date of execution of this Amendment shall be deemed to have been purchased pursuant to the terms and conditions of the Agreement.  Customer hereby ratifies and affirms all the terms and conditions in the Agreement and agrees to be bound by all such terms and conditions.

3.  The Term described in the preamble to the Agreement shall be amended to read as follows:

“…, and continuing until December 31, 2009 (“Term”).”

4. All other terms and conditions of the Agreement shall remain in full force and effect, except as modified above, with respect to purchases made after the Amendment No. 2 Effective Date.

5.  The terms of this Amendment No. 2 shall supercede all oral or prior written statements concerning the subject matter of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized representatives.

GRANDE COMMUNICATIONS NETWORKS, INC.		NORTEL NETWORKS INC.

By:		By:

Title:	VP Network Operations and Engineering	Title:	VP, US Regions

Date:	4/2/2009	Date:	4/3/2009